UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	September 14, 2009

OSHKOSH CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

P.O. Box 2566, Oshkosh, Wisconsin 54903
(Address of principal executive offices, including zip code)

(920) 235-9151
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

             (e)        On September 14, 2009, the Human Resources Committee (the “Committee”) of the Board of Directors of Oshkosh Corporation (the “Company”) approved a framework for awards of performance shares under the Company’s 2009 Incentive Stock and Awards Plan (the “2009 Plan”) and approved awards to the Company’s executive officers, including its named executive officers, of performance shares under the 2009 Plan for which such framework will serve as the award agreement. The framework for awards of performance shares is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

                         On September 14, 2009, the Committee also approved a form of stock option award agreement under the 2009 Plan and approved awards to the Company’s executive officers, including its named executive officers, of options to purchase shares of common stock of the Company under the 2009 Plan for which such form of stock option award agreement will serve as the award agreement. The form of stock option award agreement is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

                         Also on September 14, 2009, the Committee approved a form of stock appreciation rights award agreement under the 2009 Plan and approved awards to the Company’s executive officers of stock appreciation rights under the 2009 Plan for which such form of stock appreciation rights award agreement will serve as the award agreement. The form of stock appreciation rights award agreement is filed herewith as Exhibit 10.3 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

(10.1)	Framework for Awards of Performance Shares under the Oshkosh Corporation 2009 Incentive Stock and Awards Plan.

(10.2)	Form of Oshkosh Corporation 2009 Incentive Stock and Awards Plan Stock Option Award Agreement.

(10.3)	Form of Oshkosh Corporation 2009 Incentive Stock and Awards Plan Stock Appreciation Rights Award Agreement.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: September 18, 2009	By: /s/ Bryan J. Blankfield Bryan J. Blankfield Executive Vice President, General Counsel and Secretary

OSHKOSH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated September 14, 2009

Exhibit
Number

(10.1)	Framework for Awards of Performance Shares under the Oshkosh Corporation 2009 Incentive Stock and Awards Plan.

(10.2)	Form of Oshkosh Corporation 2009 Incentive Stock and Awards Plan Stock Option Award Agreement.

(10.3)	Form of Oshkosh Corporation 2009 Incentive Stock and Awards Plan Stock Appreciation Rights Award Agreement.

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